485BPOS 1 greenwich485b.htm

Securities Act Registration No. 333-139633

Investment Company Act Registration No. 811-21996

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.___

☐

Post-Effective Amendment No.  5

☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

Amendment No.   6

☒

 (Check appropriate box or boxes.)

Greenwich Advisors Trust

(Exact Name of Registrant as Specified in Charter)

330 Railroad Avenue

Greenwich, CT  06830

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, including Area Code:  (203) 531-7064

Suhas S. Kundapoor

330 Railroad Avenue

Greenwich, CT  06830

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinnati, Ohio 45202

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

☒Immediately upon filing pursuant to paragraph (b)

☐On(date) pursuant to paragraph (b)

☐60 days after filing pursuant to paragraph (a)(1)

☐On (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Greenwich Advisors Trust

PROSPECTUS

July 1, 2010

GREENWICH ADVISORS INDIA SELECT FUND

Class A Shares Ticker Symbol GINAX

Class C Shares Ticker Symbol GINCX

Class I Shares Ticker Symbol GINIX

Greenwich Advisors, LLC

330 Railroad Avenue

Greenwich, CT 06830

1-866-667-8733

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK RETURN SUMMARY
Investment Objective	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	2
Performance	3
Investment Advisor	4
Portfolio Manager	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective	5
Principal Investment Strategies	5
Principal investment Risks	6
Temporary Investments	8
Portfolio Holdings Disclosure	8
MANAGEMENT
Advisor	8
Portfolio Manager	9
HOW SHARES ARE PRICED	9
HOW TO PURCHASE SHARES
Purchasing Shares	9
Other Information on Purchase of Shares	11
HOW TO REDEEM SHARES
Redeeming Shares	12
Redemption Fee	14
Additional Redemption Information	14
DIVIDENDS AND DISTRIBUTIONS	14
TAXES	14
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	15
SALES LOADS	15
FINANCIAL HIGHLIGHTS	17
NOTICE OF PRIVACY POLICY AND PRACTICES	21

Greenwich Advisors India Select Fund

RISK/RETURN SUMMARY

Investment Objective:  The investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to investment in the future, at least $50,000 in the Greenwich Advisors India Select Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	NONE	1.00%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	NONE	NONE	NONE
Redemption Fee (as a percentage of the amount redeemed)[1]	1.00%	1.00%	1.00%
Wire Transfer Fee for Redemptions	$20	$20	$20

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay as a percentage of the value of your investment)	CLASS A	CLASS C	CLASS I
Management Fee	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	NONE
Other Expenses	52.08%	52.08%	52.08%
Total Annual Fund Operating Expenses	53.83%	54.33%	53.33%
Fee Waivers and Expense Reimbursement	51.48%	51.48%	51.48%
Total Annual Fund Operating Expenses (after expense reimbursement)	2.35%	2.85%	1.85%

The advisor has contractually agreed to waive fees and/or reimburse expenses until June 30, 2011.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$799	$6,750	$8,308	$8,841
Class C	$288	$6,587	$8,205	$8,745
Class I	$188	$6,515	$8,204	$8,797

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies:  The Fund normally invests at least 80% of its total assets in equity securities of companies in India.  Indian companies are defined by the Adviser as those that are organized under the laws of India; have their principal place of business in India; derive 50% of their income or revenue from operations in India or whose securities are principally traded on Indian securities exchanges.  While these securities are typically listed on stock exchanges in India, they may also include securities traded in markets outside the country, including securities trading in the form of depositary receipts or participation certificates.  Equity securities include common stock, convertible stocks, stock exchange listed warrants, and any other investments that entitle the holder to subscribe for or convert into the equity of the company and/or where the price is influenced significantly by the price of the company’s common stock.

The central theme of the Fund’s investment philosophy is to identify and invest in companies the portfolio manager believes have superior growth prospects at the right price, with a view to deriving superior returns over the longer term. Although the Fund may invest in companies of any size, the investments are likely to have a growth bias, with larger Indian companies accounting for a majority of the portfolio.

The investment process is a bottom-up approach, supplemented by a top down view on sectors. In its research process, the portfolio manager will focus on companies with strong fundamentals, sound business models, honest and competent management and strong earnings growth projections. The portfolio manager will identify companies that meet the above criteria and will assign a target price prior to purchasing a position.

The portfolio will typically consist of between 25 and 40 securities in order to diversify the company specific risk.  The typical holding period for a security will generally exceed 1 year. When the security reaches its target price, it is re-evaluated and the position is reduced or sold if the portfolio manager deems it advisable.  If a security in the Fund’s portfolio drops by over 30%, the security is reviewed to ensure that the fundamental outlook for the security has not changed, and may be sold if the outlook has changed.

The Fund will focus on the sectors or industries that, in the portfolio manager’s opinion, are key to India’s rapid economic growth.  These sectors are leading the economic expansion, job creation and income generation in India. Such sectors include software, pharmaceuticals, infrastructure development, real estate and construction, engineering and capital goods, manufacturing, banking, retail trade, agro-based businesses, energy, telecommunication, metals and minerals, etc.

Principal Investment Risks:  All mutual funds carry a certain amount of risk.  The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Below are some specific risks of investing in the Fund.

Market Risk.  Because the Indian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile.  The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in India.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Indian Security Risk.    The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  The value of Fund shares will be affected by political, cultural, economic, fiscal, regulatory, weather-related or other developments in the Indian subcontinent and particularly India, as well as fluctuations in currency exchange rates.  At times, escalating cultural, political and military tensions in the Indian subcontinent region could impact the value of the Fund’s assets.  Indian investments typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries.

Depositary Receipt Risk.  Investments in depositary receipts have risks similar to the risks associated with investments in Indian securities described above.  In addition, unsponsored depositary receipts may also involve higher expenses and may be less liquid than depositary receipts sponsored by issuers of the underlying securities.

Smaller Company Risk.  The Fund may invest in smaller capitalization companies.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.

Foreign Institutional Investor Risk.  Foreign investments in the securities of issuers in India are usually restricted or controlled to some degree.  Foreign Institutional Investors (“FIIs”), such as the Fund, are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company.  There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective.

Growth Style Risk.  The Fund’s investments tend to be growth-oriented companies. If the portfolio manager’s perceptions of a company’s growth potential is wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Sector Risk.  In recent years Indian exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market.  The value of these companies will generally fluctuate in response to technological and regulatory developments.  The Fund’s investments will include companies in these sectors and may be impacted by such fluctuations.

Performance:  The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility – or variability – of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Of course, the Fund’s past performance, before and after taxes, is not necessarily an indication of its future performance.  Updated performance information is available at no cost by visiting www.greenwichadvisorsfund.com or by calling 1-866-667-8733.

Class A Annual Total Return (Year ended December 31)1:

1 Figures do not reflect sales charges. If they did, the returns would be lower.

Best Quarter	2nd Quarter 2009	46.29%
Worst Quarter	4th Quarter 2008	-24.84%

Average Annual Total Returns (as of December 31, 2009)

	Inception Date of Class	One Year	Since Inception
Class A Shares Return Before Taxes	08/01/07	75.10%	-6.58%
Return after Taxes on Distributions(1)		75.10%	-6.58%
Return after Taxes on Distributions and Sale of Fund Shares(1)		48.81%	5.55%
Class C Shares Return Before Taxes	08/01/07	85.21%	-4.75%
Class I Shares Return Before Taxes	08/01/07	87.06%	-3.78%
Bombay Stock Exchange 100 Index		95.15%	2.17%

(1) After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The average annual total returns for the Fund’s Class A and C shares are reduced to reflect the maximum applicable sales charges for each class of shares and assumes Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

Investment Advisor:  Greenwich Advisors, LLC is the investment adviser to the Fund.

Portfolio Manager:   Suhas Kundapoor is the portfolio manager of the Fund and has been responsible for the day-to-day management of the Fund since its inception in August 2007.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  Purchases and redemptions may be made by mailing an application or redemption request to Greenwich Advisers Trust, c/o Gemini Fund Services, LLC, 4020 S. 147th Street, Omaha, NE or by calling 1-866-667-8733.  A check or wire must accompany your application and you will receive redemption proceeds by check or federal wire transfer.  You also may purchase and redeem shares through a financial intermediary.

The minimum initial investment in Class A and Class C shares is $2,500. The minimum initial investment for Class I shares is $1,000,000. The minimum subsequent investment for all classes is $100. Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a qualified employee benefit plan, retirement plan or some other tax-deferred account, such as a 401(k) plan or IRA.  Distributions to tax-deferred accounts are typically taxed at the time of the withdrawal from the account.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RELATED RISKS

Investment Objective:  The investment objective of the Fund is to seek long-term capital appreciation.  This objective may be changed without shareholder but only after 60 days notice to shareholders.

Principal Investment Strategies: The Fund normally invests at least 80% of its total assets in equity securities of companies in India.  These securities are typically listed on stock exchanges in India, but also include securities traded in markets outside the country, including securities trading in the form of depositary receipts or participation certificates.  Equity securities include common stock, convertible stocks, stock exchange listed warrants, and any other investments which entitle the holder to subscribe for or convert into the equity of the company and/or where the price is influenced significantly by the price of the company’s common stock.

The central theme of the Fund’s investment philosophy is to identify and invest in companies the portfolio manager believes have superior growth prospects at the right price, with a view to deriving superior returns over the longer term. Although the Fund may invest in companies of any size, the investments are likely to have a growth bias, with larger Indian companies accounting for a majority of the portfolio.

The investment process is a bottom-up approach, supplemented by a top down view on sectors. In its research process, the portfolio manager will focus on companies with strong fundamentals, sound business models, honest and competent management and strong earnings growth projections. The portfolio manager will identify companies that meet the above criteria and will assign a target price prior to purchasing a position.

The portfolio will typically consist of between 25 and 40 securities in order to diversify the company specific risk.  The typical holding period for a security will generally exceed 1 year. When the security reaches its target price, it is re-evaluated and the position is reduced or sold if the portfolio manager deems it advisable.  If a security in the Fund’s portfolio drops by over 30%, the security is reviewed to ensure that the fundamental outlook for the security has not changed, and may be sold if the outlook has changed.

The Fund will focus on the sectors or industries that, in the portfolio manager’s opinion, are key to India’s rapid economic growth.  These sectors are leading the economic expansion, job creation and income generation in India. Such sectors include software, pharmaceuticals, infrastructure development, real estate and construction, engineering and capital goods, manufacturing, banking, retail trade, agro-based businesses, energy, telecommunication, metals and minerals, etc.

Principal Investment Risks:  All mutual funds carry a certain amount of risk.  The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Below are some specific risks of investing in the Fund.

Market Risk.  Because the Indian securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States, Fund share values will be more volatile.  The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in India.

The value of Fund shares is also sensitive to stock market volatility. If there is a decline in the value of stocks in the Indian markets, the value of Fund shares will also likely decline.  Changes in stock market values, especially in emerging market countries, can be sudden and unpredictable.  Also, although stock values can rebound, there is no assurance that values will return to previous levels. Because the Fund invests predominantly in foreign securities, the value of Fund shares can also be adversely affected by changes in currency exchange rates and political and economic developments abroad.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Indian Security Risk. The securities markets in India are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  The value of Fund shares will be affected by political, economic, fiscal, regulatory or other developments in the Indian subcontinent and particularly India, as well as fluctuations in currency exchange rates.  Indian investments typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries.  The Fund will likely be particularly sensitive to changes in the Indian economy (such as reversals of economic liberalization, political unrest or changes in trading status) and capital gains may be subjected to significant Indian taxes.  At times, religious, cultural and military disputes within and outside India have caused volatility in the Indian securities markets and such disputes could arise again with little warning.  Investments in India can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world.

Economic and political systems in India generally lack the stability of more developed nations.  The Indian Government can have a significant effect on the country’s economic conditions, which could adversely affect the value and liquidity of the Fund’s investments.  The laws of India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally not as developed as, and are different from, such laws in the United States.  It may be more difficult to obtain a judgment in the courts than it is in the United States.  Many Indian companies remain in the control of their founders or members of their families and such control may afford less transparency than found in widely-held companies.  In addition, unanticipated political or social developments may impact the availability of additional investments as well as the value of the Fund’s investments.  Monsoons and other natural disasters also can affect the value of the Fund’s investments.

The stock markets in India are undergoing a period of growth and change, which may result in challenges related to the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations.  The securities industry in India is comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets.  In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks.  The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

Settlement of securities transactions in emerging markets like India are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.  In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close.  If extended closings were to occur in Indian stock markets, the Fund’s ability to redeem Fund shares could become correspondingly impaired.  To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, thereby possibly diluting its return, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell.

The values of foreign investments are affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issuers could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.  As a result, the Fund may be exposed to greater risk and will be more dependent on the portfolio manager’s ability to assess such risk than if the Fund invested solely in more developed countries.

Because the Fund’s investments will usually involve Indian currency, the value of assets of the Fund as measured by U.S.  dollars may be adversely affected by changes in currency exchange rates.  Such rates may fluctuate significantly over short periods of time causing the Fund’s net asset value to fluctuate as well.  Costs are incurred in connection with conversions between various currencies.

Depositary Receipt Risk.  Investments in depositary receipts have risks similar to the risks associated with investments in Indian securities described above.  In addition, unsponsored depositary receipts may also involve higher expenses and may be less liquid than depositary receipts sponsored by issuers of the underlying securities.  Depositary receipts also may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Smaller Company Risk.  The Fund may invest in smaller capitalization companies.  The earnings and prospects of smaller companies are more volatile than those of larger companies.  Smaller companies also may experience higher failure rates than do larger companies.  In addition, the securities of smaller companies may trade less frequently and in smaller volumes than the securities of larger companies, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Finally, smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Foreign Institutional Investor Risk.  Foreign investments in the securities of issuers in India are usually restricted or controlled to some degree.  Foreign Institutional Investors (“FIIs”), such as the Fund, are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company.  In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company’s approval).  There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective.

Sector Risk.  In recent years Indian exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market.  The value of these companies will generally fluctuate in response to technological and regulatory developments.  The Fund’s investments will include companies in these sectors and may be impacted by such fluctuations.

Growth Style Risk.  The Fund’s investments tend to be growth-oriented companies. If the portfolio manager’s perceptions of a company’s growth potential is wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Temporary Investments:  From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, when investment opportunities are limited, or when attempting to respond to adverse market, economic, political or other conditions.  Cash equivalents include certificates of deposit; short-term, high quality taxable debt securities; money market funds and repurchase agreements.  If the Fund invests in shares of a money market fund or another investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings Disclosure:  A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information.  The Fund may, from time to time, make available month-end portfolio holdings information on its website at www.greenwichadvisorsfund.com.  If month-end portfolio holdings are posted to the website, they are expected to be approximately 30 days old and remain available until new information for the next month is posted.  Shareholders may request portfolio holdings schedules at no charge by calling 1-866-667-8733.

MANAGEMENT

Advisor:  Greenwich Advisors, LLC (“Greenwich Advisors”) is the Fund’s investment advisor and makes the day-to-day investment decisions for the Fund.  Founded in 2006, Greenwich Advisors is located at 330 Railroad Avenue, Greenwich, CT 06830.

The Fund is authorized to pay Greenwich Advisors an annual fee equal to 1.25% of its average daily net assets. A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement is available in the Fund’s annual report to shareholders for the period ended February 28, 2010.

Greenwich Advisors (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions allowed to do so by applicable statute, rule or regulation.

Portfolio  Manager:  Suhas Kundapoor is the portfolio manager of the Fund and has been responsible for the day-to-day management of the Fund since its inception.  Mr. Kundapoor has been the Managing Director, Portfolio Manager for Greenwich Advisors since it was founded in 2006.  From 2004 until 2006, he was a Financial Analyst with Interactive Brokers, LLC.  From 2001 until 2004, he was a Senior Financial Analyst with Verizon-Enterprise Solutions Group.

The Fund’s Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and his ownership of Fund shares.

HOW SHARES ARE PRICED

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short- term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. For foreign equity securities that meet certain criteria, the Trustees have the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the securities held by the Fund.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed.

HOW TO PURCHASE SHARES

Purchasing Shares:  The Fund is a series of Greenwich Advisors Trust and you may purchase shares directly from Greenwich Advisors Trust.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with Greenwich Advisors Trust to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-866-667-8733 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

If you have any questions regarding the Fund, please call 1-866-667-8733.

You may buy shares on any “business day.”  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at net asset value (“NAV”) per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from Greenwich Advisors Trust, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Greenwich Advisors Trust

c/o Gemini Fund Services, LLC

4020 S. 147 th Street

Omaha, NE 68137

Purchase orders received in “proper form” by the Fund’s transfer agent before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received.  On occasion, the NYSE closes before 4:00 p.m. Eastern Time.  When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

•

Fund name and account number;

•

Account name(s) and address;

•

The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, credit cards and third party checks will not be accepted.  Third party checks and checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to Greenwich Advisors Trust or the Fund are considered third-party checks.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-667-8733 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Other Information on Purchase of Shares:  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption order on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.

Choosing a Share Class.  The Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different sales charges, expenses and investment minimums and will likely have different share prices due to differences in class expenses.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest;

•

the sales charge and total operating expenses associated with owning each class; and

•

Whether you qualify for a reduction or waiver of any applicable sales charges (see “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” above).

Each investor’s considerations are different.  You should speak with your investment dealer to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” above.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described herein. Purchases of Class A shares are subject to a 1% redemption fee if redeemed within 90 days of settlement of purchase.  Class A shares pay distribution fees equal to 0.50% annually of average daily net assets on shares outstanding for 12 months or less and distribution and service fees equal to 0.25% each annually of average daily net assets on shares outstanding for more than 12 months.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class C CDSC may be waived (such as certain redemptions from tax deferred retirement plan accounts).  See “CDSC Waivers” under “Sales Charges” above.  Class C shares pay distribution fees and service fees equal to 1.00% annually of average daily net assets. Purchases of Class C shares are subject to a 1% redemption fee if redeemed within 90 days of settlement of purchase.  Returns on Class C shares are generally lower than returns on Class A shares because Class C shares have higher annual expenses than Class A shares.

Orders for Class C shares will be refused when the total value of the purchase (including the aggregate value of all Fund shares held within the purchasing shareholder’s account) is $1,000,000 or more.  Investors considering cumulative purchases of $1,000,000 or more, or who, after a purchase of shares, would own shares of the Fund with a current market value of $1,000,000 or more, should consider whether Class A shares would be more advantageous and consult their investment dealer.

Class I shares are offered at net asset value with no front-end sales charge or distribution and service fees.  The minimum initial investment in Class I shares is $1 million.

Payments to Investment Dealers. In connection with sales of Fund shares, an investment dealer may receive sales charges and Fund distribution and service fees as described below.  Sales charges, distribution fees and service fees paid to investment dealers vary by share class.  In addition, the principal underwriter, out of its own resources, may make cash payments to certain investment dealers who provide marketing support, transaction processing and/or administrative services and, in some cases, include the Fund in specialized selling programs.  Payments made by the principal underwriter to an investment dealer may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that investment dealer. Investment dealers also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Greenwich Advisors Trust funds.  The principal underwriter may pay or allow other promotional incentives or payments to investment dealers to the extent permitted by applicable laws and regulations.

Certain investment dealers that maintain “street name” or omnibus accounts provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund.  As used in this prospectus, the term “investment dealer” includes any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem your shares on any business day.  Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV.  Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-667-8733 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $20 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail

You may redeem any part of your account in the Fund by mail at no charge.  Your request, in proper form, should be addressed to:

Greenwich Advisors Trust

c/o Gemini Fund Services, LLC

4020 S. 147th Street

Omaha, NE 68137

Telephone Redemptions

You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-667-8733.  You must first complete the Optional Telephone Redemption section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemption Fee:  Shareholders that redeem shares within 90 days of purchase will be assessed a redemption fee of 1.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor are not subject to the redemption fee.  Transactions initiated by participants in employer-sponsored retirement plans, however, will pay a redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information:  If you are not certain of the redemption requirements, please call the transfer agent at 1-866-667-8733.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be paid the proceeds no more than seven days following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax advisor.

DIVIDENDS AND DISTRIBUTIONS

The Fund typically distributes substantially all of its net investment income in the form of taxable capital gains to its shareholders.  The Fund distributes dividends and capital gains annually.  The Fund expects that distributions will consist primarily of short-term capital gains.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund’s transfer agent at 1-866-667-8733 or send a written notification to:

Greenwich Advisors Trust

c/o Gemini Fund Services, LLC

4020 S. 147th Street

Omaha, NE 68137

TAXES

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

The Fund’s investments in foreign securities may be subject to foreign withholding taxes, which would decrease Fund returns on such securities.  Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.  In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.  As described in the Statement of Additional Information under “Tax Consequences,” the Fund is subject to certain Indian income taxes in connection with distributions from, and transactions in, Indian securities.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section may not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax advisor about federal, state, local, foreign and other taxes that may impact your investment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Greenwich Advisors Trust discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may invest a significant portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.

The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase.

SALES LOADS

Class A Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

Amount of Purchase	Sales Charge* as Percentage of Offering Price	Sales Charge* as Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.25%
$50,000 but less than $100,000	4.75%	4.99%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.75%
$500,000 but less than $1,000,000	2.00%	2.04%	1. 85%
$1,000,000 or more	0.00%	0.00%	None

*  Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

Reducing or Eliminating Class A Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your investment dealer or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your investment dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts. In addition, shares purchased and/or owned in an employer-sponsored retirement plan (including SEP, SARSEP and SIMPLE IRA plans) may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer-sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to clients of financial intermediaries who charge an ongoing fee for advisory, investment, consulting or similar services.  Such clients may include individuals, corporations, endowments and pension plans (including tax-deferred retirement plans and profit sharing plans).  Class A shares also are offered at net asset value to investment and institutional clients of the Advisor, the Sub-Advisor, and its respective affiliates.  Class A shares may also be purchased at net asset value when distributions are reinvested.

Contingent Deferred Sales Charge.  Class C shares that are held less than one year from the date of purchase are subject to a CDSC equal to 1.00% of the offering price.  The sales commission payable to investment dealers in connection with sales of Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers.  CDSCs for Class C shares are waived in connection with certain redemptions from tax-deferred retirement plans.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Distribution and Service Fees.  Class A and Class C shares have in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called “12b-1 fees”).  Class I shares do not have a Rule 12b-1 Plan.  Class A shares pay a distribution and service fee to the principal underwriter of 0.50% of average daily net assets annually.  Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  Investment dealers receive 0.75% of the value of Class C shares in annual distribution fees.  Class C shares also pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  For the fiscal year ended February 28, 2010, this information was audited by Cohen Fund Audit Services, Ltd. The report of Cohen Fund Audit Services, Ltd. along with the Fund’s financial statements are included in the Fund’s February 28, 2010 annual report which is available upon request. For  the fiscal years prior to February 28, 2010, the information was audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS

	For the Year Ended February 28, 2010	For the Year Ended February 28, 2009	For the Period Ended February 28, 2008 (1)
CLASS A

Net asset value, beginning of period	$ 4.53	$ 9.90	$ 10.00
Loss from investment operations:
Net investment loss (2)	(0.12)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	4.31	(5.28)	(0.07)
Total from investment operations	4.19	(5.37)	(0.10)
Net asset value, end of period	$ 8.72	$ 4.53	$ 9.90

Total Return	92.49%	(54.24%)	(1.00%)	(3)

Net Assets, end of year (000)	$ 431	$ 299	$ 968

Ratio of gross expenses to average net assets	53.83%	46.18%	125.20%	(4,5)
Ratio of net expenses to average net assets	2.35%	2.35%	2.35%	(4)
Ratio of net investment loss to average net assets	(1.64%)	(1.17%)	(1.65%)	(4)
Portfolio Turnover Rate	0.00%	51.65%	5.49%	(3)

(1)

Inception date August 1, 2007. Operations commenced August 30, 2007.

(2)

Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.

(3)

Not Annualized.

(4)

Annualized.

(5)

During the period, certain fees were contractually reduced and/or reimbursed.  If such fee reductions and/or reimbursements had not occurred, the ratio would have been indicated.

FINANCIAL HIGHLIGHTS

	For the Year Ended February 28, 2010	For the Year Ended February 28, 2009	For the Period Ended February 28, 2008 (1)
CLASS C

Net asset value, beginning of period	$ 4.49	$ 9.87	$ 10.00
Loss from investment operations:
Net investment loss (2)	(0.16)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	4.28	(5.26)	(0.08)
Total from investment operations	4.12	(5.38)	(0.13)
Net asset value, end of period	$ 8.61	$ 4.49	$ 9.87

Total Return	91.76%	(54.51%)	(1.30%)	(3)

Net Assets, end of year (000)	$ 214	$ 121	$ 274

Ratio of gross expenses to average net assets	54.33%	46.78%	126.01%	(4,5)
Ratio of net expenses to average net assets	2.85%	2.85%	2.85%	(4)
Ratio of net investment loss to average net assets	(2.15%)	(1.62%)	(2.05%)	(4)
Portfolio Turnover Rate	0.00%	51.65%	5.49%	(3)

(1)

Inception date August 1, 2007. Operations commenced August 30, 2007.

(2)

Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.

(3)

Not Annualized.

(4)

Annualized.

(5)

During the period, certain fees were contractually reduced and/or reimbursed.  If such fee reductions and/or reimbursements had not occurred, the ratio would have been indicated.

FINANCIAL HIGHLIGHTS

	For the Year Ended February 28, 2010	For the Year Ended February 28, 2009	For the Period Ended February 28, 2008 (1)
CLASS I

Net asset value, beginning of period	$ 4.57	$ 9.92	$ 10.00
Loss from investment operations:
Net investment loss (2)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	4.36	(5.29)	(0.03)
Total from investment operations	4.27	(5.35)	(0.08)
Net asset value, end of period	$ 8.84	$ 4.57	$ 9.92

Total Return	93.44%	(53.93%)	(0.80%)	(3)

Net Assets, end of year (000)	$ 9	$ 5	$ 10

Ratio of gross expenses to average net assets	53.33%	47.98%	125.26%	(4,5)
Ratio of net expenses to average net assets	1.85%	1.85%	1.85%	(4)
Ratio of net investment loss to average net assets	(1.16%)	(0.80%)	(0.95%)	(4)
Portfolio Turnover Rate	0.00%	51.65%	5.49%	(3)

(1)

Inception date August 1, 2007. Operations commenced August 30, 2007.

(2)

Per share amounts calculated using the average shares method which appropriately presents the per share data for the period.

(3)

Not Annualized.

(4)

Annualized.

(5)

During the period, certain fees were contractually reduced and/or reimbursed.  If such fee reductions and/or reimbursements had not occurred, the ratio would have been indicated.

NOTICE OF PRIVACY POLICY AND PRACTICES

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects.  The Fund collects the following nonpublic personal information about you:

•

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses.  The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

Confidentiality and Security.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call Greenwich Advisors Trust at 1-866-667-8733 or visit www.greenwichadvisorsfund.com to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21996

GREENWICH ADVISORS TRUST

GREENWICH ADVISORS INDIA SELECT FUND
 Class A Shares Ticker Symbol GINAX

Class C Shares Ticker Symbol GINCX

Class I Shares Ticker Symbol GINIX

STATEMENT OF ADDITIONAL INFORMATION

 July 1, 2010

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read in conjunction with the Prospectus for the Greenwich Advisors India Select Fund dated July 1, 2010.  The Fund’s Annual Report to Shareholders dated February 28, 2010 has been incorporated by reference into this SAI.  A copy of the Prospectus and Annual Report can be obtained at no charge by writing the transfer agent, Gemini Fund Services, LLC, 4020 S. 147th Street, Omaha, NE 68137, or by calling 1-866-667-8733.  The Fund’s prospectus is incorporated by reference into this SAI.

TABLE OF CONTENTS

Page

Description of the Trust and Fund

1

Additional Information About the Fund’s Investments

2

Management of the Fund

21

Code of Ethics

26

Sales Charges

26

Distribution Plans

28

Control Persons and Principal Holders of Securities

29

Investment Advisory and Other Services

30

Brokerage Allocation and Other Practices

33

Disclosure of Portfolio Holdings

34

Determination of Share Price

35

Tax Consequences

36

Proxy Voting Policies and Procedures

37

Financial Statements

37

Appendix A

DESCRIPTION OF THE TRUST AND FUND

The Greenwich Advisors India Select Fund (the “Fund”) was organized as diversified series of Greenwich Advisors Trust (the “Trust”) on September 15, 2006 and commenced operations on August 30, 2007.  The Trust is an open end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 15, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value.  The Fund is the only series currently authorized by the Trustees.  The investment advisor to the Fund is Greenwich Advisors, LLC (the “Advisor”). The Fund does not issue share certificates.  All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder.  Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund offers three classes of shares:  Class A, Class C and Class I shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain class specific expenses will be borne solely by the class to which such expenses are attributable such as shareholder meeting fees, litigation expenses; printing and postage expenses of shareholder reports, prospectuses and proxies to current shareholders of a specific class, expenses of administrative personnel and services required to support the shareholders of a specific class, transfer agent fees and shareholder servicing expenses and other expenses incurred or attributable to a specific class; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) each class of shares may have different investment minimums or other features.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust.  The Trust does not hold an annual meeting of shareholders.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns.  All shares of the Fund have equal voting rights and liquidation rights.  The Agreement and Declaration of Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected.  All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “How to Buy Shares – Purchasing Shares” and “Valuing the Fund’s Assets” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

Investment Strategies and Risks

All principal investment strategies and risks are discussed in the prospectus.  This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques they may use, as described in the Risk/Return Summary in the Prospectus.  Additional non-principal strategies and risks also are discussed here.

Asset-Backed Securities

The Fund may invest in asset-backed securities.  Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets into pools.  Interests in these pools are sold as individual securities.  Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates.  Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities can be subject to higher prepayment risks than most other types of debt instruments.  Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities.  The credit quality of most-asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Closed-End Investment Companies

The Fund may invest in closed-end investment companies.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally may purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end Fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance current operations.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Corporate Debt

Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Advisor to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  The Fund may invest in both secured and unsecured corporate bonds. A secured bond is backed by collateral and an unsecured bond is not. Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer. The Advisor may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

Depositary Receipts

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased.  ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies.  However, they continue to be subject to many of the risks associated with investing directly in foreign securities.  These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S.  markets, exchange risk.  ADRs, EDRs and GDRs may be sponsored or unsponsored.  Unsponsored receipts are established without the participation of the issuer.  Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Derivative Instruments

The Fund may use various derivative instruments, such as instruments that entitle the holder to subscribe for or convert into the equity of the company and/or where the price is influenced significantly by the price of the company’s common stock.  The Fund may also invest in derivative securities the value of which may depend upon or are derived from the value of an underlying asset, reference rate or index in the Indian markets.  A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments.  Use of derivative instruments presents various risks including the following:

Tracking --  When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Liquidity --  Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss.

Leverage – Trading in derivative instruments can result in large amounts of leverage.  Thus, the leverage offered by trading in derivative instruments may magnify the gains and losses experienced by the Fund and could cause the Fund’s net asset value to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

Hedging — When a derivative is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Investment —  When the Fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment.  The Fund is therefore directly exposed to the risks of that derivative.  Gains or losses from derivative investments may be substantially greater than the derivative’s original cost.

Availability — Derivatives may not be available to the Fund upon acceptable terms.  As a result, the Fund may be unable to use derivatives for hedging or other purposes.

Credit — When the Fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign investments in the securities of issuers in India is usually restricted or controlled to some degree.  “Foreign Institutional Investors” (“FIIs”) may predominantly invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investment by FIIs in India (the “Guidelines”), published in a Press Note dated September 14, 1992, issued by the Government of India, Ministry of Finance, Investment Division.  FIIs have to apply for registration to the Securities and Exchange Board of India (“SEBI”) and to the Reserve Bank of India for permission to trade in Indian securities.  The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria.  SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities.  The Advisor is registered as an FII.    FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company.  In addition, the shareholdings of all registered FIIs, together with the shareholdings of non-resident Indian individuals and foreign bodies corporate substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company’s approval).  Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities.  Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.  See “Tax Consequences.”

There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from these countries.  Similar risks and considerations will be applicable to the extent the Fund invests in other countries.

A high proportion of the shares of many issuers in the India region (the “Region”) may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.  Similarly, volume and liquidity in the bond markets in the Region are less than in the United States and, at times, price volatility can be greater than in the United States.  The limited liquidity of securities markets in the Region may also affect the ability to acquire or dispose of securities at the price and time the Fund wishes to do so.  In addition, Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Equity Securities

Equity securities consist of common stock, convertible preferred stock, rights and warrants.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  Warrants are options to purchase equity securities at a specified price for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Advisor.  As a result, the return and net asset value of the Fund will fluctuate.  Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time.  Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Exchange Traded Funds

The Fund may invest in a range of exchange-traded funds (“ETFs”) that are traded on the National Stock Exchange of India Ltd (“NSE”).  ETFs may include, but are not limited to, S&P CNX Nifty UTI Notional Depository Receipts Scheme (“SUNDER”), Nifty Benchmark Exchange Traded Scheme (“Nifty BeES”), Nifty Junior Benchmark Exchange Traded Scheme (“Junior Nifty BeES”), Liquid Benchmark Exchange Traded Scheme (“Liquid BeES”), and Banking Benchmark Exchange Traded Scheme (“Bank BeES”).  Additionally, the Fund may invest in new exchange traded shares as they become available.

SUNDER tracks the S&P CNX Nifty Index, which is a market capitalization weighted, 50 stock indexes accounting for 22 sectors of the Indian economy.  Nifty BeES also tracks the S&P CNX Nifty Index.  Junior BeES tracks the CNX Nifty Junior Index, which is an index comprised of 100 of the most liquid mid-cap securities traded on the NSE.  Liquid BeES is a liquid ETF that invests in a basket of call money, short-term government securities and money market instruments of short and medium maturities.  Bank BeES tracks the CNX Bank Index, which is an index comprised of the most liquid and large capitalized Indian banking stocks traded on the NSE.

The Fund may also invest U.S. exchange-traded funds.  These include products such as Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDSSM, Nasdaq-100 Index Tracking Stock (“QQQs”), and iShares.

SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to closely track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price IndexTM (“S&P 500 Index”).  SPDRs trade on the American Stock Exchange (“AMEX”) under the symbol SPY.  The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks.  A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY.  DIAMONDS represent an investment in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow.  The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the Dow Index.  The DIAMONDS Trust’s shares trade on the AMEX under the symbol DIA.  QQQs represent ownership in the Nasdaq-100 Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the NASDAQ 100 Index by holding shares of all the companies on the Index.  Shares trade on the AMEX under the symbol QQQ.  The iShares are managed by Barclays Global Investors, N.A. (“Barclays”).  They track 80 different indexes, including sector/industry indexes (such as the S&P Financial Sector Index), bond indexes (such as the Lehman Brothers U.S. Aggregate Index and the Lehman 1-3 Year Treasury Bond Index) and international indexes (such as the S&P Europe 500 Index). Each iShares international ETF represents a broad portfolio of publicly traded stocks in a selected country.  Each iShares international ETF seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International (“MSCI”) Index.  Barclays, the sole U.S. provider of fixed income ETFs, offers six iShares fixed income ETFs that track a particular Lehman Brothers’ bond index.  ETFs (both stock and fixed income) are subject to all of the common stock risks, and the international iShares are subject to all of the foreign securities risks described above.  Investments in SPDRs, DIAMONDS, QQQs and iShares are considered to be investment companies, see “Investments in Other Investment Companies” below.

When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s Advisor believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest in may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions. The Fund enters into these transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. The cost of the Fund’s spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract.  These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Fund may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions.  The Fund also may enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments. The Fund also may incur additional expenses in seeking recovery from the issuer.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, if the Fund invests in lower rated securities, it may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.

These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including limited partnerships.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust’s Board, the Fund’s Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NSRO”) or, if only one NSRO rates the security, by that NSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Indexed Securities

The Fund may purchase indexed securities consistent with their investment objectives.  Indexed securities are those, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators.  Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Indexed securities may be more volatile than the underlying instruments.  Certain indexed securities that are not traded on an established market may be deemed illiquid.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Fund may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Investment Company Securities

The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended, and the Fund’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies.  Because other investment companies employ an investment advisor, such investments by the Fund may cause shareholders to bear duplicate fees.

The Fund may exceed the limits established by Section 12(d)(1) if (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by FINRA for funds of funds.

Obligations of Supranational Entities

The Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income.  There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

Options

The Fund may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund.  The ability of the Fund to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Fund will comply with applicable regulatory requirements when implementing these techniques and instruments.

The Fund may write (sell) covered call options and covered put options and purchase call and put options.  The purpose of engaging in options transactions is to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund’s net asset value per share and to generate additional revenues.

A covered call option is an option sold on a security owned by the seller of the option in exchange for a premium.  A call option gives the purchaser of the option the right to buy the underlying securities at the exercise price during the option period.  If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.  Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of liquid debt obligations equal to the market value of the option, marked to market daily.  When the Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price.  At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period.  Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller.  If such an option expires unexercised, the seller realizes a gain equal to the premium received.  Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period.  If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller.

When the Fund sells a covered put option, it has the obligation to buy, and the purchaser of the put the right to sell, the underlying security at the exercise price during the option period.  To cover a put option, the Fund deposits U.S. government securities (or other high-grade debt obligations) in a segregated account at its custodian.  The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The Fund maintains the segregated account so long as it is obligated as the seller. The obligation of the Fund is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the Fund.  The Fund’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The Fund’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although the Fund risks a substantial loss if the price of the security on which it has sold a put option drops suddenly, it can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the Fund’s ability to detect the movement in the security’s price and to execute a closing transaction at the appropriate time.

The Fund will write options on such portion of its portfolio as management determines is appropriate in seeking to attain the Fund’s objective.  The Fund will write options when management believes that a liquid secondary market will exist on a national securities exchange for options of the same series so that the Fund can effect a closing purchase transaction if it desires to close out its position.  Consistent with the investment policies of the Fund, a closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called or to permit the sale of the underlying security.  Effecting a closing purchase transaction will permit the Fund to write another option on the underlying security with either a different exercise price or expiration date or both.

The Fund may purchase put options to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities.  The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. Upon the purchase of the securities, the Fund would normally terminate the call position.  The purchase of both put and call options involves the risk of loss of all or part of the premium paid.  If the price of the underlying security does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the Fund will experience a loss on the option contract equal to the deficiency.

Preferred Stock

Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks are a lack of voting rights and the Advisor may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity interests or debt obligations issued by REITs.  REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.  REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REITs investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REITs investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REITs investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•

limited financial resources;

•

infrequent or limited trading; and

•

more abrupt or erratic price movements than larger company securities.

•

In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

The Fund may invest in fully collateralized repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.  The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.  The Fund may not enter into a repurchase agreement with a term of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions.  In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price.  The repurchase price generally is equal to the original sales price plus interest.  The Fund retains record ownership of the securities and the right to receive interest and principal payments.  The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return in excess of the cost of the reverse repurchase transaction.  Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.  Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.  The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the Investment Company Act of 1940, as amended.  At the time the Fund enters into a reverse purchase transaction, it will direct its custodian to place in a segregated account assets (such as cash or liquid securities consistent with the Fund’s investment restrictions) having a value equal to the repurchase price (including accrued interest).  The Fund will monitor the account to ensure that the market value of the account equals the amount of the Fund’s commitments to repurchase securities.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price.  Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The Advisor believes rights may become underpriced if they are sold without regard to value and if analysts do not include them in their research. The risk in investing in rights is that the Advisor might miscalculate their value resulting in a loss to the Fund. Another risk is the underlying common stock may not reach the Advisor’s anticipated price within the life of the right.

Short Sales

The Fund may seek to realize additional gains or hedge investments by selling a security short.  A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security.  To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer.  The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender.  The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest attributable to the borrowed security that may accrue during the period of the loan.  To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold.  Until the short position is closed out, the Fund also will incur transaction costs.

The net proceeds of the short sale plus any additional cash collateral will be retained by the broker to the extent necessary to meet margin requirements and provide a collateral cushion in the event that the value of the security sold short increases.  The Fund will receive the net proceeds after it closes out the short position by replacing the borrowed security.  Until the Fund closes the short position, the Fund also must maintain a segregated account with its custodian consisting of cash or other liquid securities in an amount at least equal to (i) the current market value of the security sold short, (ii) less any collateral deposited with the broker (not including the proceeds of the short sale).  The assets in the segregated account are marked to market daily.  The collateral held by the broker and the segregated account with the custodian will not necessarily limit the Fund’s potential loss on a short sale, which is unlimited.

The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the price of the security declines between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividend, interest or expenses the Fund may be required to pay in connection with the short sale.  There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Sovereign Obligations

The Fund may invest in sovereign debt obligations.  Investment in sovereign debt obligations involves special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

U.S. Government Securities

The Fund may invest in U.S. government securities.  These securities may be backed by the credit of the government as a whole or only by the issuing agency.  U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities.  Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation (Freddie Mac), are supported only by the credit of the agency that issued them, and not by the U.S. government.  Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (Fannie Mae) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

The Fund’s investments in U.S. Government securities may include agency step-up obligations.  These obligations are structured with a coupon rate that “steps-up” periodically over the life of the obligation.  Step-up obligations typically contain a call option, permitting the issuer to buy back the obligation upon exercise of the option.  Step-up obligations are designed for investors who are unwilling to invest in a long-term security in a low interest rate environment.  Step-up obligations are used in an attempt to reduce the risk of a price decline should interest rates rise significantly at any time during the life of the obligation.  However, step-up obligations also carry the risk that market interest rates may be significantly below the new, stepped-up coupon rate.  If this occurs, the issuer of the obligation likely will exercise the call option, leaving investors with cash to reinvest.  As a result, these obligations may expose the Fund to the risk that proceeds from a called security may be reinvested in another security paying a lower rate of interest.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time.  The risk in investing in warrants is the Advisor might miscalculate their value, resulting in a loss to the Fund.  Another risk is the warrants will not realize their value because the underlying common stock does reach the Advisor’s anticipated price within the life of the warrant.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Fund’s custodian will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund subsequently may be required to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Investment Restrictions

Fundamental Investment Limitations.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of:  (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.

Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.

Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.

Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.

Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.

Diversification.  The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.

Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.

Borrowing.  The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.

Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options or futures contracts.

4.

Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.

80% Investment Policy.  The Fund has adopted a policy to invest at least 80% of its total net assets (defined as net assets plus the amount of any borrowing for investment purposes) in equity securities of companies in India.  Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the Fund’s policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Advisor, subject to the approval of the Board of Trustees, may change the definition of “companies in India,” as well as the definition of equity security.  Shareholders will be notified at least 60 days’ prior to any such change.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  As of the date of this SAI, the Fund is the only series in the “Fund Complex.”  The Board met four times for the fiscal period ended February 28, 2010 to review the progress and status of the Fund.

Board Leadership Structure.  The Trust is led by Mr. Suhas Kundapoor, who has served as the Chairman of the Board and President (principal executive officer), since its inception in 2007.  Mr. Kundapoor is an interested person by virtue of his ownership interest in the Trust’s investment adviser.  The Board of Trustees is comprised of Mr. Kundapoor and four (4) Independent Trustees (i.e. those who are not "interested persons" of the Trust, as defined under the 1940 Act).  The Trust does not have a Lead Independent Trustee, but governance guidelines provide that Independent Trustees will meet in executive session at each Board meeting and no less than quarterly.  The Trust has an Audit Committee, made up of all of the Independent Trustees, with a separate chair.  The Trust does not have a Nominating Committee, but the Audit Committee performs the duties of a nominating committee when and if necessary.  Under the Trust’s  Declaration of Trust,  By-Laws and governance guidelines, the Chairman of the Board is generally responsible for (a) chairing board meetings, (b) setting the agendas for these meetings and (c) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Board of Trustees has determined that this structure is the most appropriate as it provides for the efficient operation of the Trust with adequate oversight by the Board of Trustees without causing the Trustees to become involved in the day-to-day operations of the Trust. The Trust believes that its Chairman and President, together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight.  The Board of Trustees is comprised of Mr. Kundapoor and four (4) Independent Trustees with an Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Mr. Mike Wagner in his role as Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting the risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.  Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Suhas Kundapoor, Managing Director of the Trust’s investment adviser, has served the Portfolio Manager for the Trust’s Fund since its inception in 2007.  Mr. Kundapoor co-founded the adviser in 2006.  Prior to founding the adviser, Mr. Kundapoor was a financial analyst in the finance and telecommunications industry since 2001.  Mr. Kundapoor travels extensively in India and is uniquely familiar with the economy and markets in India.  Mr. John J. Cialone has been a trustee of the Trust since its inception.  Mr. Cialone is a New York State Court Officer, a position he has held since 1994.  Mr. Cialone’s experience in law enforcement provides the Board with experience in making factual inquiries about any compliance, regulatory or legal issues that may come to the Board’s attention.  Mr. Anthony J. Hertl has been a trustee of the Trust since its inception.  Mr. Hertl is a consultant to small and emerging businesses and a certified public accountant.  Mr. Hertl also serves as a trustee to several other mutual fund complexes.  Mr. Hertl’s experience as the Fund’s Audit Committee Chairperson, his experience consulting emerging businesses and his experience with other mutual fund boards allows the Board an insight to the operations and procedures of other investment companies.  Mr. John L. Martin has been a trustee of the Trust since April 2008.  Mr. Martin is a Senior Sales Consultant with IBM, a position he has held since 1978.  Mr. Martin’s experience in the sales industry provides the Board with important information regarding the marketing of the Fund as well as the economic trends observed in markets worldwide.  Mr. Robert J. Pollock has been a trustee of the Trust since its inception.  Mr. Pollock is the Chief Executive Officer and President of Continuum Partners, a computer and network security consulting firm.  Mr. Pollock has held his current position since 1999.  Mr. Pollock’s knowledge of the information technology industry and the various aspects of technology security provide the Board with particular insight to efficiently utilizing technology for marketing the Fund and maintaining necessary records.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that collective experience of each Trustee makes them highly qualified.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name Address and Age[1]	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
John J. Cialone (53)	Trustee	Indefinite/February 9, 2007 - present	New York State Court Officer, Unified Court System of New York State, 1994- present	1	None
Anthony J. Hertl (60)	Trustee	Indefinite/ February 9, 2007- present	Consultant to small and emerging businesses since 2000; Certified Public Accountant	1	AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; Northern Lights Fund Trust (9 portfolios); Northern Lights Variable Trust (4 portfolios); Z-Seven Fund (1 portfolio)
John C. Martin (56)	Trustee	Indefinite/April 21, 2008 – present	Senior Sales Consultant/Global Program Manager, IBM, from 1978 - present	1	None
Robert S. Pollock (74) 20 E. 68th Street Suite 204 New York, NY 10021	Trustee	Indefinite/ February 9, 2007- present	Chief Executive Officer and President, Continuum Partners (consulting firm), from 1999- present	1	None

1 Unless otherwise noted, the mailing address of each Trustee is 330 Railroad Avenue, Greenwich, CT 06830.

2 The “Fund Complex” consists of Greenwich Advisors Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age[1]	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Suhas S. Kundapoor (35)	President and Trustee	Trustee: Indefinite/ February, 1, 2007- present; President: Indefinite/ December 22, 2006- present	Managing Director, Greenwich Equity Group (finance company), September 2006- present; President, Greenwich Advisors, LLC (investment adviser), September 2006- present Financial Analyst, In Interactive Brokers, LLC (finance company), 2004- September 2006; Senior Financial Analyst, Verizon (telecommunications), 2001-2004	1	None
Anne M. Carley (44)	Secretary	Indefinite/ December 22, 2006- present

Managing Director, Greenwich Advisors, LLC (investment adviser), 2005-present; Managing Director, Greenwich Equity Group, LLC (finance company), 2005-present; Principal, Rampant Financial Series (finance company), 2005- February 2006; Chief Financial Officer, R.J. Murphy & Associates (finance company); 2002-2004; Principal, Laconia Capital Corporation (finance company); June 2002- October 2002

				N/A	N/A
Erik Naviloff (41) 450 Wireless Blvd Hauppauge, NY 11788	Treasurer	Indefinite/March 1, 2009 -present	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Michael J. Wagner (59) 450 Wireless Blvd Hauppauge, NY 11788	Chief Compliance Officer	Indefinite/March 1, 2009 - present

President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GenCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006), Gemini Fund Services, LLC (provides administration, transfer agency, and fund accounting services to mutual funds); Senior Vice President – Fund Accounting, Orbitex Fund Services (2001 – 2002) (predecessor to Gemini Fund Services, LLC; provides administration, transfer agency, and fund accounting services to mutual funds)

				N/A	N/A

1 Unless otherwise note, the mailing address of each Trustee and officer is 330 Railroad Avenue, Greenwich, CT 06830.

2 The “Fund Complex” consists of Greenwich Advisors Trust.

3 Suhas S. Kundapoor is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and President of the Fund’s investment advisor.

The Trust’s audit committee consists of John J. Cialone, Anthony J. Hertl, John L. Martin and Robert S. Pollock (all Independent Trustees).  The audit committee is responsible for (i) appointing and setting compensation for the registered public accounting firm and overseeing the accounting and financial reporting policies and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and (iii) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  None of the audit committee members are “Interested” as defined in the Investment Company Act of 1940, as amended.  For the fiscal period ended February 28, 2010, the Audit Committee met two times.  The Trust’s valuation committee consists of Suhas S. Kundapoor, portfolio manager to the Fund.  The valuation committee is responsible for monitoring the application of the Trust’s Good Faith Pricing Guidelines and evaluating the appropriateness of the pricing services used by the Trust.

As of December 31, 2009, the Trustees beneficially owned the following amounts in the Fund:

Name of Trustee or Officer	Dollar Range of Securities in the Greenwich Advisers India Select	Aggregate Dollar Range of Securities In Trust
John J. Cialone	$0	$0
Anthony J. Hertl	$0	$0
Suhas S. Kundapoor	$1-$10,000	$1-$10,000
John C. Martin	$1-$10,000	$1-$10,000
Robert S. Pollock	$0	$0

The following table describes the compensation paid to the Trustees for the Trust’s fiscal period ended February 28, 2010.  Trustees of the Fund who are deemed “interested persons” of the Trust receive no compensation from the Fund.

Name	Aggregate Compensation from the Greenwich Advisors India Select[1]	Total Compensation from Trust[2]
John J. Cialone	$2,500	$2,500
Anthony J. Hertl	$2,000	$2,000
Suhas S. Kundapoor	$0	$0
John C. Martin	$2,500	$2,500
Robert S. Pollock	$2,000	$2,000

1 Each non-interested Trustee receives $500 per quarterly meeting attended.

2 The Trust is comprised of the Greenwich Advisors India Select Fund.

CODE OF ETHICS

Pursuant to the requirements of Rule 17j-1 under the Investment Company Act of 1940, as amended, and in order to protect against certain unlawful acts, practices and courses of business by certain individuals or entities related to the Fund, the Fund, the Advisor, the Sub-Advisor and the Distributor have adopted a Code of Ethics and procedures for implementing the provisions of the Code. The personnel of the Fund, the Advisor, the Sub-Advisor and the Distributor are subject to the code of ethics when investing in securities that may be purchased, sold or held by the Fund.

SALES CHARGES

Dealer Commissions.  The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers that employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter.  In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares.  In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers.  The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice.  During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value.  Class A shares may be sold at net asset value to current and retired Trustees of the Fund; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Adviser and its affiliate; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts.  Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides investment services, such as management, brokerage and custody, (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or similar ongoing fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts,” and (4) to officers and employees of the Fund’s custodian and transfer agent.  Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers.  Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

Statement of Intention.  If it is anticipated that $50,000 or more of Class A shares will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum.  Shares eligible for the right of accumulation (see below) as of the date of the Statement and purchased during the 13-month period will be included toward the completion of the Statement.  If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested.  A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention.  If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference.  If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.  Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder.  This refund will be made by the investment dealer and the principal underwriter.  If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation.  Under the right of accumulation, the applicable sales charge level is calculated by aggregating the dollar amount of the current purchase and the value (calculated at the maximum current offering price) of any Class A and/or Class C shares of the Fund.  The sales charge on the shares being purchased will then be applied at the rate applicable to the aggregate.  Shares purchased by an individual, his or her spouse and their children under the age of twenty-one, including shares held for the benefit of any such persons in trust or fiduciary accounts (including retirement accounts) or omnibus or “street name” accounts, will be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and if qualifying, the applicable sales charge level.  For any such discount to be made available at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege.  Confirmation of the order is subject to such verification.  The right of accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Tax-Deferred Retirement Plans.  Class A and Class C shares are available for purchase in connection with certain tax-deferred retirement plans.  Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter.  This information should be read carefully and consulting with an attorney or tax adviser may be advisable.  The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan.  Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter.  Under all plans, dividends and distributions will be automatically reinvested in additional shares.

DISTRIBUTION PLANS

The Trust has in effect a compensation-type Distribution Plan (the “Class A Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A shares.  The Class A Plan provides for the payment of a monthly distribution fee to the principal underwriter in an amount equal to 0.50% of Class A average daily net assets for any fiscal year.  Aggregate payments to the principal underwriter under the Class A Plan are limited to those permitted by a rule of the FINRA.

The Trust also has in effect a compensation-type Distribution Plan (the “Class C Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class C shares.  The Class pays the principal underwriter a distribution fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares.  Such fees compensate the principal underwriter for any activities related to the distribution of Class C Shares of the Fund, which activities may include, but are not limited to, the following:  (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers (including the Fund’s investment adviser) and others that are engaged in the sale of Class C Shares, or that may be advising shareholders of the Fund regarding the purchase, sale or retention of Class C Shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Fund has entered into agreements related to the Plan) who engage in or support distribution of Class C Shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing  marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Fund may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan.  In addition to the fees that may be received from the principal underwriter, the Fund’s investment adviser may also pay certain marketing expenses on behalf of the Fund.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund’s assets and will result in increased investment flexibility and advantages which have benefited and will continue to benefit the Fund and its shareholders.  The Distributor may profit by reason of the operation of the Class C Plan through an increase in Fund assets and if the aggregate amounts received by the Distributor pursuant to the Plan and from CDSCs exceed the total expenses incurred in distributing Class C shares.

Because payments to the principal underwriter under the Class C Plan are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely.

The Class C Plan also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts.  The Fund may compensate securities dealers or other financial intermediaries, financial institutions, investment advisers (including the Fund’s investment adviser) and others that (a) hold Class C Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders or (b) render shareholder support services not otherwise provided by the Fund’s transfer agent, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Fund, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the “Plan Trustees”) and (ii) all of the Trustees then in office.  Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class.  Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made.  The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees.  So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees.  For the fiscal period ended February 28, 2010, the Fund paid $3,956 in distribution expenses to securities dealers.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund.  Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the Investment Company Act of 1940, as amended.  Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor.

As of June 1, 2010 the following entities were considered to be either a control person or a principal shareholder of the Fund:

Class A Shares	NFS LLC FEBO, FBO Vincent T. Pillari, 3 Oak Drive North, Bqayville, NY 11709	5.91%
	Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104	14.19%
	NFS LLC FEBO, 512 Esplanade 402, Redondo Beach, CA 90277	5.91%
	NFS LLC FEBO, 326 Bristol Court, Holbrook, NY 11741	5.33%
	NFS LLC FEBO, 404 Park Avenue South, New York, New York 10016	5.08%
	Joni Ruth Steele, 11 Field Point Circle, Greewhich, CT 06830	5.68%
	Satbir S. Bhatia, 6227 Rosecommon Road, Norvross, GA 30092	5.64%
Class C Shares	Ashutosh Ashok Pradhan, 4486 San Lorenzo Blvd, Jacksonville, FL	14.03%
	Bikram Sudhir Barua, 44 Village Green, Bardonia, NY 10954	6.90%
	Ameritrade Inc., FBO 8721020221, PO Box 2226, Omaha, NE 68103-	10.10%
	First Clearing LLC, 1617 East Wilman Ct, Emporia, KS 66801	30.70%
	Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303	7.92%
	First Clearing LLC, 578 Hill Everhart Road, Lexington, NC27295-9137	5.35%
	Gustafson Betty, 3139 Cumming Road, Cumming, IA 50061	7.63%
Class I Shares	Greenwich Advisors, LLC, 330 Railroad Avenue, Greenwich, CT 06830	100.00%

Management Ownership

As of June 1, 2010, all officers and Trustees as a group beneficially owned less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

The Trustees selected Greenwich Advisors, LLC as the investment advisor to the Fund.  Anne M. Carley and Suhas S. Kundapoor each own more than 25% of the Advisor and are deemed to control the Advisor.

Under the terms of the management agreement (the “Agreement”), the Advisor, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund.

The Agreement was approved for an initial term of two years, and approved on a year to year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons as defined in the Investment Company Act of 1940, as amended, at a meeting called for the purpose of voting on such approval.  The Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Advisor. In the event of its assignment, the Agreement will terminate automatically.

For the fiscal years ended February 28, 2008, 2009 and 2010, the Adviser earned advisory fees in the amount of $3,106, $13,482 and $7,654 respectively, of which $3,106, $13,482 and $7,654 for the respective years was waived pursuant to a contractual arrangement between the Adviser and the Trust. The Adviser has contractually agreed to waive management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) at 2.35% of the average daily net assets for Class A shares, 2.85% of the average daily net assets for Class C shares and 1.85% of the average daily net assets for Class I shares through June 30, 2011.

Any waiver or reimbursement by the Advisor  is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the fiscal period ended February 28, 2010, the Adviser reimbursed Fund expenses in the amount of $315,767, all of much may be recouped by 2013, $473,728 to recoup by 2012 and $307,704 to recoup by 2011, provided the current expense limitation is not exceeded.

The Portfolio Manager

Suhas Kundapoor is the portfolio manager responsible for the day-to-day management of the Fund.  As of February 28, 2010, Suhas Kundapoor was responsible for the management of the following other types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	1	$653,929	None	None
Other Pooled Investment Vehicles	None	None	None	None
Other Accounts	None	None	None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts.  More specifically, portfolio managers who manage multiple funds and accounts are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account.  The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Fund, the Advisor or Sub-Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.

•

The appearance of a conflict of interest may arise where the Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.

The Advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

•

Suhas Kundapoor’s compensation consists of an annual fixed base salary.  As an owner of the Advisor, Mr. Kundapoor may receive a portion of any of the Advisor’s profits.

The following table shows the dollar range of equity securities beneficially in the Fund owned by Suhas Kundapoor as of February 28, 2010.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Greenwich Advisors India Select Fund
Suhas Kundapoor	$1 - $10,000

Custodian

Union Bank of California, 350 California Street, 6th Floor, San Francisco, California 94104, serves as the Fund’s custodian (“Custodian”).  The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

Fund Services

Gemini Fund Services, LLC (the “Transfer Agent” or “Administrator”)  provides the Fund with transfer agent, accounting, compliance and administrative services.  The Transfer Agent, located at 4020 S. 147th Street, Omaha, NE 68137 maintains the records of the shareholders’ accounts, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions.  In addition, the Transfer Agent provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services, administrative services, and compliance services. For the fiscal period ended February 28, 2010, the Fund paid $63,932 for Transfer Agency services.

Independent Registered Public Accounting Firm

The firm of Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy., Westlake, OH  44145 has been selected as the independent registered public accounting firm for the Fund for the fiscal period ending February 28, 2011.

Distributor

Shares of the Fund are offered to  the public on a continuous basis through Foreside Distribution Services, LP, 3435 Stelzer Road, Columbus, Ohio 43219 (the “Distributor”).  The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares.

Tax Consulting

The firm of BSR & Co., KPMG House, Kamala Mills Compound, 448, Senapati Bapat Marg, Lowe Parel, Mumbai 400013, India, has been selected as the Fund’s foreign tax consultant for the fiscal period ending February 28, 2011.  BS&R will provide tax consulting and other advisory and compliance services (including, need-based tax and related regulatory advisory services, computation of tax return and assessment, and representation before appellate authorities).

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  The Advisor may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.  However, the Advisor may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board of Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available.  Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Advisor’s clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined (“blocked”) basis.  Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.  The Advisor may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Advisor believes an adjustment is reasonable.

For the fiscal periods ended February 28, 2008, 2009 and 2010, the Fund did not pay any fees for brokerage services.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters.  The Fund is also required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters.  The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge.  This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).  The Fund may enter into ongoing arrangements to release portfolio holdings to rating agencies, such as Morningstar or Lipper, in order for the agencies to assign a rating or ranking to the Fund.  Portfolio holdings will be supplied to rating agencies no more frequently than quarterly and only after the Fund has filed a Form N-CSR or Form N-Q with the SEC.  The Fund currently does not have any ongoing arrangements to release portfolio holdings information to rating agencies.

Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Advisor, Sub-Advisor, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Fund.  The Advisor, Sub-Advisor, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund.  The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors.  The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed.  For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Advisor, the Sub-Advisor, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board.  Any party wishing to release portfolio holdings information on an ad hoc or special basis must  submit any proposed arrangement to the Board, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) the information will be kept confidential (based on the factors discussed below),  (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Advisor, or any affiliated person of the Fund or the Advisor. Additionally, the Advisor, and any affiliated persons of the Advisor, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.  The agreements with the Fund’s Advisor, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information.  The Fund believes, based upon its size and history, that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

DETERMINATION OF SHARE PRICE

The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  For a description of the methods used to determine the net asset value, see “How to Buy Shares – Purchasing Shares” in the prospectus.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign securities and currencies held by the Fund are valued in U.S.  dollars, as calculated by the custodian based on foreign currency exchange quotations supplied by an independent quotation service.  The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade.  As described in the prospectus, valuations of foreign securities may be adjusted from prices in effect at the close of trading on foreign exchanges to more accurately reflect their fair value as of the close of regular trading on the NYSE.  In adjusting the value of foreign equity securities, the Fund may rely on an independent fair valuation service.  Investments held by the Fund for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and other information including, in the case of restricted securities, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

TAX CONSEQUENCES

The Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code.  Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amended, the Fund, by paying out substantially all of its investment income and realized capital gains, intends to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a “regulated investment company” under Sub-Chapter M, at least 90% of the Fund’s income must be derived from dividends, interest and gains from securities transactions, and no more than 50% of the Fund’s total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security’s purchase. Not qualifying under Subchapter M of the Internal Revenue Code would cause the Fund to be considered a personal holding company subject to normal corporate income taxes.  The Fund then would be liable for federal income tax on the capital gains and net investment income distributed to its shareholders, resulting in a second level of taxation that would substantially reduce net after-tax returns from the Fund.  Any subsequent dividend distribution of the Fund’s earnings after taxes would still be taxable as received by shareholders. The Jobs and Growth and Tax Relief Reconciliation Law of 2003 reduced the rate on “qualifying dividends” to 15% (5% for those in 10% or 15% income tax bracket). The Fund may invest in companies that pay “qualifying dividends.”  Investors in the Fund may benefit from the new tax bill and its lower tax rate on taxable quarterly dividend payments, attributable to corporate dividends, distributed by the Fund.

Tax Distribution: The Fund’s distributions (capital gains and dividend income), whether received by shareholders in cash or reinvested in additional shares of the Fund, may be subject to federal income tax payable by shareholders. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Board of Trustees. Dividends received shortly after purchase of Fund shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number provided is correct and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Regional Taxes.  A tax of 10% plus surcharges and an education tax is currently imposed on gains from sales of equities (other than derivatives) held not more than one year and sold on a recognized stock exchange in India.  Gains from sales of equities (other than derivatives) held for more than one year and sold on a recognized stock exchange in India are not subject to capital gains tax.  For an entity that is registered as a Foreign Institutional Investor/ sub-account with the Securities and Exchange Board of India, the gains from sales of equity securities in other cases are taxed at a rate of 30% (for securities held not more than one year) or 10% (for securities held for more than one year) plus surcharges and an education tax.  An additional securities transaction tax applies for specified transactions at specified rates.

The tax rate on gains earned by a Foreign Institutional Investors/sub-account from sales of debt securities is currently 10% plus surcharges if the securities have been held more than one year and 30% plus surcharges if the securities have been held not more than one year.  India imposes a tax on interest on securities at a rate of 20% plus surcharges and an education tax.  This tax is imposed on the investor.  India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges and an education tax.  This tax is imposed on the company which pays the dividends.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Advisor or an affiliated person of the Advisor.  In such a case, the Trust’s policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision.  The Advisor shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the advisors (or sub-advisor’s) proxy voting policies.  The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders.  When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Advisor’s policies and procedures are attached as Appendix A.

MORE INFORMATION.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free, 1-866-667-8733.  The information also will be available on the SEC’s website at www.sec.gov.  In addition, a copy of the Trust’s proxy voting policies and procedures are also available by calling 1-866-667-8733, and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The financial statements and Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm, report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to the Shareholders for the fiscal period ended February 28, 2010.  The Trust will provide the Annual Report without charge upon written request or request by telephone.

APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Background:  Pursuant to Rule 206(4)-6 and Rule 204-2 under the Advisers Act, it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Policy:  The Adviser will vote proxies vote proxies on behalf of its individual clients.  In order to fulfill its responsibilities under the Advisers Act, the Adviser has adopted the following policies and procedures for proxy voting with regard to companies in the investment portfolio of the Fund(s).

Voting Proxies

1.

All proxies sent to clients that are actually received by the Adviser (to vote on behalf of the client) will be provided to the Adviser.

2.

The Adviser will generally adhere to the following procedures (subject to limited exception):

(a)

A written record of each proxy received by the Adviser (on behalf of its clients) will be kept in the Adviser’s files;

(b)

Prior to voting any proxies, the Adviser will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines set forth below.  If a conflict is identified, the Adviser will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material.

(c)

If no material conflict is identified pursuant to these procedures, the Adviser will vote the proxy in accordance with the guidelines set forth below.  Adviser will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

Conflicts of Interest

1.

As stated above, in evaluating how to vote a proxy, the Adviser will first determine whether there is a conflict of interest related to the proxy in question between Adviser and its Advisory Clients.  This examination will include (but will not be limited to) an evaluation of whether the Adviser (or any affiliate of the Adviser) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside of an investment in such company by a client of the Adviser.

2.

If a conflict is identified and deemed “material” by the Adviser, the Adviser will determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of the client (which may include utilizing an independent third party to vote such proxies).

Appendix A - 1

3.

With respect to material conflicts, the Adviser will determine whether it is appropriate to disclose the conflict to affected clients give such clients the opportunity to vote the proxies in question themselves.  However, with respect to ERISA clients whose advisory contract reserves the right to vote proxies when the Adviser has determined that a material conflict exists that affects its best judgment as a fiduciary to the ERISA client, the Adviser will:

(a)

Give the ERISA client the opportunity to vote the proxies in question themselves; or

(b)

Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the investment management agreement with such ERISA clients (if any).

Proxy Voting Guidelines

1.

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

2.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

3.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

Appendix A - 2

A.

Requiring senior executives to hold stock in a company.

B.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

4.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

5.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

Disclosure of Procedures

A summary of above these proxy voting procedures will be included in Part II of the Adviser’s Form ADV and will be updated whenever these policies and procedures are updated.  Clients will be provided with contact information as to how they can obtain information about: (a) the Adviser’s proxy voting procedures (i.e., a copy of these procedures); and (b) how the Adviser voted proxies that are relevant to the affected client.

Record-keeping Requirements

The Adviser will be responsible for maintaining files relating to the Adviser’s proxy voting procedures.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

1.

Copies of these proxy voting policies and procedures, and any amendments thereto;

2.

A copy of each proxy statement that the Adviser actually received; provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

3.

A record of each vote that the Adviser casts, including whether the vote was in agreement with management;

4.

A copy of any document that the Adviser created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

5.

A copy of each written request for information on how the Adviser voted such client’s proxies and a copy of any written response to any request for information on how the Adviser voted proxies on behalf of clients.

Appendix A - 3

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Copy of Registrant’s Declaration of Trust is incorporated by reference to Exhibit a to the Registrant’s Statement on Form N-1A filed on December 22, 2006.

(b) By-Laws. Copy of Registrant’s By-Laws are incorporated by reference to Exhibit b to the Registrant’s Statement on Form N-1A filed on December 22, 2006.

(c) Instruments Defining Rights of Security Holder. None, other than in the Declaration of Trust and By-Laws of the Registrant.

(d) Investment Advisory Contracts.

(1)   Investment Advisory Contract.  Management Agreement with Greenwich Advisors, LLC is incorporated by reference to Exhibit d.1 to Registrant’s pre-effective amendment filed on March 2, 2007.

(2)   Investment Sub-Advisory Contract.  Investment Sub-Advisory Agreement with SBI Funds Management Private Ltd. is incorporated by reference to Exhibit d.2 to Registrant’s first pre-effective amendment filed on March 2, 2007.

(3)   Expense Limitation Agreement.  Expense Limitation Agreement with Greenwich Advisors, LLC is incorporated by reference to Exhibit d.3 to Registrant’s fourth post-effective amendment filed on April 29, 2010.

(e) Underwriting Contracts.

Underwriting Contract.  Distribution Services Agreement with Foreside Distribution Services, L.P. is incorporated by reference to Exhibit e to Registrant’s post-effective amendment filed on June 30, 2008.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement. Custody Agreement with Union Bank of California is incorporated by reference to Exhibit g to Registrant’s pre-effective amendment filed on March 2, 2007.

(h) Other Material Contracts.

 (1) Transfer Agent Service Agreement. Transfer Agent Service Agreement with Gemini Fund Services, LLC is incorporated by reference to Exhibit h(1) to Registrant’s post-effective amendment filed on June 30, 2009.

.

(2) Accounting Services Agreement. Fund Accounting Service Agreement with Gemini Fund Services, LLC is incorporated by reference to Exhibit h(2) to Registrant’s post-effective amendment filed on June 30, 2009.

.

(3) Administration Service Agreement. Administration Service Agreement with Gemini Fund Services, LLC is incorporated by reference to Exhibit h(3) to Registrant’s post-effective amendment filed on June 30, 2009.

.

(4) Consulting Service Agreement. Consulting Service Agreement with Northern Lights Compliance Services, LLC is incorporated by reference to Exhibit h(4) to Registrant’s post-effective amendment filed on June 30, 2009.

(i) Legal Opinion.

(1)   Opinion is incorporated by reference to Exhibit I to Registrant’s pre-effective amendment filed on March 2, 2007.

(2)   Consent of Counsel  is filed herewith.

(j) Other Opinions.  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.   Subscription Agreement between the Trust and the Initial Investor is incorporated by reference to Exhibit l to Registrant’s pre-effective amendment filed on March 2, 2007.

(m) Rule 12b-1 Plan.

12b-1 Plan. Class A Distribution Plan is incorporated by reference to Exhibit m.1 to Registrant’s pre-effective amendment filed on March 2, 2007.

12b-1 Plan. Class C Distribution Plan is incorporated by reference to Exhibit m.2 of Registrant’s pre-effective amendment filed on March 2, 2007.

(n) Rule 18f-3 Plan.

Rule 18f-3 Plan is incorporated by reference to Exhibit n.1 of Registrant’s first post-effective amendment filed on May 31, 2007.

(o) Reserved.

(p) Code of Ethics.

Code of Ethics.  Code of Ethics for the Registrant is incorporated by reference to Exhibit p.1 to Registrant’s pre-effective amendment filed on March 2, 2007.

Code of Ethics. Code of Ethics for the Adviser is incorporated by reference to Exhibit p.2 to Registrant’s pre-effective amendment file on  March 2, 2007.

Code of Ethics. Code of Ethics for the Sub-Adviser is incorporated by reference to Exhibit p.3 to Registrant’s pre-effective amendment filed  on March 2, 2007.

Code of Ethics. Code of Ethics for the Underwriter is   incorporated by reference to Exhibit p.4 to Registrant’s post-effective amendment filed on June 30, 2008.

(q) Powers of Attorney.

(1)  Powers of Attorney of the Registrant (and a Certificate with respect thereto) and the Trustees and officers of the Registrant are incorporated by reference to Exhibit q to the Registrant’s Statement on Form N-1A filed on December 22, 2006.

(2)  Power of Attorney for Trustee John L. Martin is incorporated by reference to Exhibit q.2 to Registrant’s post-effective amendment filed on June 30, 2008.

Item 29. Control Persons. As of the date of this filing, the Advisor is the sole shareholder of the Class I shares of the Registrant.  Anne Carley and Suhas Kundapoor are the controlling members of the Advisor.  Therefore, the Registrant and the advisor may be deemed to be under their common control.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant’s Agreement and Declaration of Trust and Section 1.11 of Registrant’s Distribution Agreement, which are incorporated by reference. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

Greenwich Advisors, LLC, 330 Railroad Avenue, Greenwich, CT 06830 is a registered investment adviser. Additional information about the adviser and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-67344.  Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter.

Foreside Distribution Services, LP (the “Underwriter”), is underwriter and distributor for Registrant. As such, the Underwriter offers shares of the Fund only upon orders received therefor. The Fund continuously offers shares.

(a) Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

American Independence Funds Trust

Commonwealth International Series Trust

The Coventry Group

HSBC Adviser Funds Trust

HSBC Investor Funds

IVA Fiduciary Trust

Northern Lights Fund Trust

Pacific Capital Funds

The Thirty-Eight Hundred Fund, Inc.

Unified Series Trust

WB Capital Mutual Funds, Inc.

The Underwriter is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority.  The Underwriter’s main address is 10 High Street, Suite 302, Boston, Massachusetts 02110.  The Underwriter is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.

(b) The Directors and Officers of the Underwriter are as follows:

Name	Address	Position with Underwriter

Mark S. Redman	690 Taylor Road, Gahanna, OH 43230	President and Director
Jennifer Hoopes	Three Canal Plaza, Portland, ME 04101	Secretary
Paul F. Hahesy	Three Canal Plaza, Portland, ME 04101	Compliance Officer
James E. (Ed) Pike	690 Taylor Road, Gahanna, OH 43230	Financial and Operations Principal
Richard J. Berthy	Three Canal Plaza, Portland, ME 04101	Treasurer, Vice President, Assistant Secretary & Director

(c) Not Applicable.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent, Gemini Fund Services, LLC, at 4020 S. 147th Street, Omaha, NE 68137, except that all records relating to the activities of the Fund’s Custodian are maintained at the office of the Custodian, Union Bank of California, 350 California Street, 6th Floor, San Francisco, California 94104

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this amendment meets all the requirements for effectiveness under Rule 485(b)and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 1st day of July, 2010.

Greenwich Advisors Trust

By: /s/JoAnn M. Strasser

JoAnn M. Strasser

       Attorney-In-Fact

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature

Title

Date

/s/ Erik Naviloff

Treasurer (Principal Financial

July 1, 2010

Erik Naviloff

Officer/ Principal Accounting Officer)

John Cialone*

Trustee

Anthony Hertl*

Trustee

Suhas S. Kundapoor*

Trustee/President (Principal Executive Officer)

John L. Martin*

Trustee

Robert Pollock*

Trustee

Greenwich Advisors Trust

By: /s/ JoAnn M. Strasser

JoAnn M. Strasser

Attorney-in-Fact

July 1, 2010

Page b.

Index

Consent of Thompson Hine LLP

EX 99.28.(i)(2)

Consent of Cohen Fund Audit Services, Ltd.

EX 99.28(j)